Pages where confidential treatment has been requested are stamped “Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission,” and places where information has been redacted have been marked with (***).

Exhibit 10.24AR

NINETY-SEVENTH AMENDMENT

TO THE

CSG MASTER SUBSCRIBER MANAGEMENT SYSTEM AGREEMENT

BETWEEN

CSG SYSTEMS, INC.

AND

TIME WARNER CABLE INC.

This Ninety-seventh Amendment (the “Amendment”) is made by and between CSG Systems, Inc., a Delaware corporation (“CSG”), and Time Warner Cable Inc. (“TWC”).  CSG and TWC entered into a certain CSG Master Subscriber Management System Agreement executed March 13, 2003, and effective as of April 1, 2003, as amended (the “Agreement”), and now desire to further amend the Agreement in accordance with the terms and conditions set forth in this Amendment.  If the terms and conditions set forth in this Amendment shall be in conflict with the Agreement, the terms and conditions of this Amendment shall control.  Any terms in initial capital letters or all capital letters used as a defined term but not defined in this Amendment shall have the meaning set forth in the Agreement.  Upon execution of this Amendment by the parties, any subsequent reference to the Agreement between the parties shall mean the Agreement as amended by this Amendment.  Except as amended by this Amendment, the terms and conditions set forth in the Agreement shall continue in full force and effect according to their terms.

CSG and TWC agree to the following as of the Effective Date:

1.

TWC desires to use, and CSG agrees to provide support services for the User Defined Report Objects set forth in that certain Sixty-ninth Amendment to the Agreement executed and effective as of June 27, 2013 (CSG document no. 2501267) (the "69th Amendment"), and implemented pursuant to that certain Statement of Work executed and effective as of June 27, 2013, entitled "Develop and Implement CSG Vantage® User Defined Report Objects, Additional Storage and Scheduled Job" (CSG document no. 2501240), by and between CSG and TWC.  Support services for User Defined Report Objects shall address production issues which consist of (i) operations support and answering functional questions; and (ii) any changes to the User Defined Report Objects required in connection with further enhancements, development, new features, new functionality, products, and/or any configuration changes, in each case, requested by TWC.   CSG shall provide up to *********** (**) User Defined Report Objects ******* ******** ***** *** ***** (the "Support Hours") for the User Defined Report Objects (the “User Defined Report Objects Support Services”).

2.	As a result, Schedule F, "Fees," Section III, "Advanced Reporting," Section A., CSG Vantage, shall be amended to include the following fees for User Defined Report Objects Support Services:

Description of Item/Unit of Measure	Frequency	Fee
15. User Defined Report Objects and Scheduled Jobs
d.User Defined Report Objects Support Services Fee (Note 18) (Note 19)	********	$*********

Note 18: Notwithstanding anything in the Agreement to the contrary, the User Defined Report Objects Support Services Fee is subject to increase pursuant to Section 5.4 of the Agreement commencing in ****.

Note 19: CSG shall provide User Defined Report Objects Support Services for the User Defined Report Objects in accordance with the priority levels set forth in Section II. of Schedule H of the Agreement.  User Defined Report Objects Support Services shall commence upon the effective date of this Amendment.  Support Services shall include up to ******-**** (**) ***** ******* for User Defined Report Objects Support Services; any unused Support Hours in any ***** ***** ********** ****** the then-current ******** ******* and may be used by TWC for User Defined Report Objects Support Services during such ******** *******; any Support Hours *** **** ****** *** ********** ******** ******* **** *** ** ******* **** ** *** ********** ******; any User Defined Report Objects Support Services requested by TWC which CSG anticipates will be too substantial to be performed within TWC’s accrued Support Hours, will be submitted to TWC in the form of a quote with estimated hours and fees (at TWC's then-current Technical Services fee), and such work shall be subject to a separate mutually agreed upon Statement of Work.  For avoidance of doubt, any User Defined Report Objects Support Services exceeding TWC’s ******* Support Hours and/or accrued Support Hours during the then-current ******** ******* may be billed to TWC only if such additional hours are documented in a mutually agreed Statement of Work. CSG shall notify TWC when ****** (**%) of the Support Hours for the User Defined Report Objects Support Services have been exhausted in any given *****.

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

Exhibit 10.24AR

3.

Following commencement of the User Defined Report Objects Support Services, CSG shall continue to provide such User Defined Report Objects Support Services through the earlier of (a) termination or expiration of the Agreement (and any Termination Assistance Period, as defined in the Agreement) or (b) termination of the Support Services as set forth below.  TWC may terminate use of the User Defined Report Objects Support Services upon ******-**** (**) ****’ ***** ******* ****** (email shall be sufficient) to CSG, in which case, (i) CSG shall promptly thereafter ****** ** *** *** ******* **** ** ******* ** *** ********* **** ******* ** *** ******** ****** ********* *** *** ** *** ******** ***** during which such termination is effective, ********** ** * *** **** *****, and (ii) TWC shall have no further obligation for any User Defined Report Objects Support Services Fees following such termination.

4.

For avoidance of doubt, Participating Affiliates may participate hereunder without incurring any additional fees and without any requirement that such rights be set forth in any such Participating Affiliate’s Affiliate Addendum.  In addition to the termination rights set forth above and in Article 6 of the Agreement, TWC shall also have the right to terminate any Participating Affiliate’s participation hereunder, without notice to CSG.

THIS AMENDMENT is executed as of the day and year last signed below (the Effective Date")

TIME WARNER CABLE INC. (“TWC”)	CSG SYSTEMS, INC. (“CSG”)
By: /s/ Sully McConnell	By: /s/ Joseph T Ruble
Name: Sully McConnell	Name: Joseph T. Ruble
Title: Vice President	Title: EVP, CAO & General Counsel
Date: April 17, 2015	Date: 21 April 2015